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                          TEXTRON FINANCIAL CORPORATION





                             UNDERWRITING AGREEMENT
                           STANDARD PROVISIONS (DEBT)























December __, 1999
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         From time to time, Textron Financial Corporation, a Delaware corporation (the "Company"), may enter into one or more underwriting agreements that provide for the sale of designated securities to the several underwriters named therein (the "Underwriters"), for whom the underwriters named therein are acting as representatives (the "Representatives"). The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an "Underwriting Agreement"). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein referred to as this Agreement. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.

                                       I.

         The Company proposes to issue from time to time senior debt securities (the "Securities") to be issued pursuant to the provisions of the Indenture, dated as of December ___, 1999, between the Company and SunTrust Bank, Atlanta, as Trustee (the "Trustee"), as the same may be from time to time amended or supplemented (the "Indenture"). The Securities will have varying designations, maturities, rates and times of payment of interest, selling prices and redemption terms.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement including a prospectus relating to the Securities and has also filed with the Commission a prospectus supplement specifically relating to the Offered Securities pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The term Registration Statement means the registration statement as amended to the date of the Underwriting Agreement. The term Basic Prospectus means the prospectus included in the Registration Statement. The term Prospectus means the Basic Prospectus together with the prospectus supplement specifically relating to the Offered Securities, as filed with the Commission pursuant to Rule 424. The term preliminary prospectus means any preliminary form of the Prospectus filed with the Commission pursuant to Rule 424. As used herein, the terms "Registration Statement," "Basic Prospectus," "Prospectus" and "preliminary prospectus" shall include in each case the material, if any, incorporated by reference therein.

         The term Underwriters' Securities means the Offered Securities to be purchased by the Underwriters herein. The term Contract Securities means the Offered Securities, if any, to be purchased pursuant to the delayed delivery contracts referred to below.

                                      II.

         If the Prospectus provides for sales of Offered Securities pursuant to delayed delivery contracts, the Company hereby authorizes the Underwriters to solicit offers to purchase Contract Securities on the terms and subject to the conditions set forth in the Prospectus pursuant to delayed delivery contracts substantially in the form of Schedule I attached hereto ("Delayed Delivery Contracts") but with such changes therein as the Company may authorize or approve. Delayed Delivery Contracts are to be with institutional investors approved by the Company and of the types set forth in the Prospectus. On the Closing Date (as hereinafter defined), the Company will pay the Representatives as compensation, for the accounts of the Underwriters, the fee set forth in the Underwriting Agreement in respect of the principal amount of Contract
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Securities. The Underwriters will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts.

         If the Company executes and delivers Delayed Delivery Contracts with institutional investors, the Contract Securities shall be deducted from the Offered Securities to be purchased by the several Underwriters and the aggregate principal amount of Offered Securities to be purchased by each Underwriter shall be reduced pro rata in proportion to the principal amount of Offered Securities set forth opposite each Underwriter's name in the Underwriting Agreement, except to the extent that the Representatives determine that such reduction shall be otherwise and so advise the Company.

                                      III.

         The Company is advised by the Representatives that the Underwriters propose to make a public offering of their respective portions of the Underwriters' Securities as soon after this Agreement is entered into as in the Representatives' judgment is advisable. The terms of the public offering of the Underwriters' Securities are set forth in the Prospectus.

                                      IV.

         Payment for the Underwriters' Securities shall be by wire transfer of immediately available funds to an account designated by the Company, upon delivery to the Representatives for the respective accounts of the several Underwriters of the Underwriters' Securities registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the date of delivery. The time and date of such payment and delivery with respect to the Underwriters' Securities are herein referred to as the Closing Date.

                                       V.

         The several obligations of the Underwriters hereunder are subject to the following conditions:

                  (a) Subsequent to the execution and delivery of the Underwriting Agreement and prior to the Closing Date,

                  (i) no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission and there shall have been no material adverse change in the condition, financial or otherwise, earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (excluding, for purposes of this paragraph, any amendments or supplements filed after the date of the Underwriting Agreement); and the Representatives shall have received, on the Closing Date, a certificate, dated the Closing Date and signed by an executive officer of the Company, to the foregoing effect. Such certificate will also provide that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date. The officer making such certificate may rely upon the best of his knowledge as to proceedings pending or threatened;

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                  (ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading, of a review indicating possible negative implications or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the securities of the Company or Textron Inc., a Delaware corporation ("Textron"), by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act; and

                  (iii) there shall not have occurred (A) any change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus or (B) any change in the condition, financial or otherwise, or in the earnings, business or operations of Textron and its subsidiaries, taken as a whole, from that set forth in its most recent Annual Report on Form 10-K, as supplemented by any Current Reports on Form 8-K and/or its most recent Quarterly Report on Form 10-Q, filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that, in either such case, in the judgment of the Representatives, is material and adverse and that makes it, in the judgment of the Representatives, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

                  (b) The Underwriters shall have received on the Closing Date an opinion of White & Case LLP, counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit A.

                  (c) The Underwriters shall have received on the Closing Date an opinion of the General Counsel of the Company, dated the Closing Date, to the effect set forth in Exhibit B.

                  (d) The Underwriters shall have received on the Closing Date an opinion of counsel for Textron, dated the Closing Date, to the effect set forth in Exhibit C.

                  (e) The Underwriters shall have received on the Closing Date an opinion of counsel for the Underwriters, dated the Closing Date, to the effect set forth in Exhibit D.

                  (f) The Underwriters shall have received, as of the date of the Closing Date, a letter, dated as of the Closing Date, in form and substance satisfactory to the Representatives, from Ernst & Young LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and the Prospectus.

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                                      VI.

         In further consideration of the agreements of the Underwriters contained in this Agreement, the Company covenants as follows:

                  (a) To furnish the Representatives, without charge, four signed copies of the Registration Statement including exhibits and materials, if any, incorporated by reference therein and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto as the Representatives may reasonably request. The terms "supplement" and "amendment" or "amend" as used in this Agreement shall include all documents filed by the Company with the Commission subsequent to the date of the Basic Prospectus, pursuant to the Exchange Act, which are deemed to be incorporated by reference in the Prospectus.

                  (b) Before amending or supplementing the Registration Statement or the Prospectus with respect to the Offered Securities, to furnish the Representatives a copy of each such proposed amendment or supplement.

                  (c) If, during such period after the first date of the public offering of the Offered Securities, as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at its own expense, to the Underwriters, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

                  (d) To qualify the Offered Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and to pay all expenses (including fees and disbursements of counsel) in connection with such qualification and in connection with the determination of the eligibility of the Offered Securities for investment under the laws of such jurisdictions as the Representatives may designate.

                  (e) To make generally available to the Company's security holders as soon as practicable an earnings statement covering a twelve-month period beginning after the date of the Underwriting Agreement, which shall satisfy the provisions of Section 11(a) of the Act and the applicable rules and regulations thereunder.

                  (f) The Company will, whether or not any sale of the Offered Securities is consummated, pay all expenses incident to the performance of its obligations under this Agreement, including the fees and disbursements of its accountants and counsel, the cost of printing and delivery of the Registration Statement, any preliminary prospectus, the

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         Prospectus, all amendments thereof and supplements thereto, the
         Indenture, this Agreement and all other documents relating to the offering, the cost of preparing, printing, packaging and delivering the Offered Securities, the fees and disbursements, including fees of counsel, incurred in connection with the qualification of the Offered Securities for sale and determination of eligibility for investment of the Offered Securities under the securities or Blue Sky laws of each such jurisdiction as the Underwriters may reasonably designate, the fees and disbursements of the Trustee and the fees of any agency that rates the Offered Securities, the cost of providing any CUSIP or other identification for the notes and the fees and expenses of any depository for the Offered Securities.

                  (g) During the period beginning on the date of the Underwriting Agreement and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company substantially similar to the Offered Securities, without the prior written consent of the Representatives.

                                      VII.

                  The Company represents and warrants to each Underwriter that:

                  (a) As of the date hereof, when any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement) after the date hereof, when any supplement to the Prospectus is filed with the Commission after the date hereof and at the Closing Date, (i) the Registration Statement, as amended as of any such time, and the Prospectus, as supplemented as of any such time, and the Indenture complies and will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the Exchange Act and the respective rules thereunder, (ii) the Registration Statement does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading and (iii) the Prospectus does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or Prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of an Underwriter specifically for use in connection with the preparation of the Registration Statement and the Prospectus.


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                  (b) There has not been any material adverse change in the
         condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries taken as a whole from that set forth in the Prospectus.

                  (c) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement have been duly authorized by the Company, and this Agreement has been duly executed and delivered by the Company.

                  (d) The Indenture and the Support Agreement, dated May 25, 1994 between the Company and Textron (the "Support Agreement"), have each been duly authorized, executed and delivered by the Company and each constitutes a valid and binding agreement of the Company enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

                  (e) The Offered Securities have been duly authorized and, when executed by the Company, authenticated by the Trustee and issued in accordance with the Indenture and delivered pursuant to the provisions of this Agreement against payment therefor as described in the Registration Statement and the Prospectus, will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and except as rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability and except further as enforcement thereof may be limited by (x) requirements that a claim with respect to any Offered Securities denominated other than in U.S. dollars (or a foreign currency or currency unit judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (y) governmental authority to limit, delay or prohibit the making of payments outside the United States.

                  (f) The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole.

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                  (g) Each of Cessna Finance Corporation, Litchfield Financial
         Corporation, RFC Capital Corporation, Systran Financial Services Holding Company and Westminster Development Bank (collectively, the "Significant Subsidiaries") is a corporation duly organized, validly existing and in good standing in the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole. Except as disclosed in the Registration Statement and the Prospectus, the Company owns of record, directly or indirectly, all of the outstanding shares of capital stock of each of the Significant Subsidiaries free and clear of any lien, adverse claim, security interest, equity or other encumbrance.

                  (h) The execution and delivery of this Agreement and the Indenture by the Company and the consummation of the transactions contemplated herein and therein will not contravene any provision of applicable law or the Certificate of Incorporation or By-Laws of the Company or any other agreement or instrument binding upon the Company or any of the Company's Significant Subsidiaries or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or such Significant Subsidiaries, except such contraventions as would not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole and no consent, approval or authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement or the Indenture, and the consummation of the transactions contemplated hereby, except such as are required pursuant to state securities or Blue Sky Laws.

                  (i) The Company is not and, after giving effect to the offering and sale of the Offered Securities, will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

                  (j) The statements under the captions "Description of Debt Securities", "Description of [Insert title of Offered Securities]", "Underwriting" and "Plan of Distribution" in the Prospectus insofar as they constitute a summary of this Agreement,

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         the Indenture and the [Insert title of Offered Securities], fairly present the information called for by Form S-3 with respect to such documents.

                  (k) The statements included under the caption "Legal Proceedings" in the Company's registration statement on Form 10 insofar as they describe statements of law or legal conclusions are accurate and fairly present the information required to be shown.

                  (l) The Support Agreement has not been amended since the date thereof and remains in full force and effect.

                                     VIII.

         The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of either
Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus (if used within the period set forth in paragraph (c) of Article VI hereof and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by any Underwriter expressly for use therein.

         Each Underwriter agrees severally and not jointly to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to information relating to such Underwriter furnished in writing by such Underwriter expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus.

         In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party. In case any such proceeding is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Article for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the foregoing, in any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense

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of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or relating proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Representatives in the case of parties indemnified pursuant to the second preceding paragraph and by the Company in the case of parties indemnified pursuant to the first preceding paragraph. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any proceeding in respect of which any indemnified party is a party unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matters of such proceeding.

         If the indemnification provided for in this Article VIII is unavailable to an indemnified party under the first or second paragraphs hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other in connection with the offering of the Offered Securities shall be deemed to be in the same proportion as the total net proceeds from the offering of such Offered Securities (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters in respect thereof. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Article VIII were determined by pro rata allocation or by any other method of allocation which does not take account of the considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other

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expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article VIII, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten and distributed to the public by such Underwriter were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Article VIII are several, in proportion to the respective principal amounts of Offered Securities purchased by each of such Underwriters, and not joint.

         The remedies provided for in this Article VIII are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         The indemnity and contribution agreements contained in this Article VIII and the representations and warranties of the Company in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by any Underwriter or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its directors or officers or any person controlling the Company and (iii) acceptance of and payment for any of the Offered Securities.

                                      IX.

         This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company, if (a) after the execution and delivery of the Underwriting Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and (b) in the case of any of the events specified in clauses (a) (i) through (iv), such event, in the judgment of the Representatives, makes it impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

         If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase the Offered Securities which it or they have agreed to purchase hereunder, and the aggregate principal amount of the Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Offered Securities, the other Underwriters shall be obligated severally in the proportions which the respective amounts of the Offered Securities set forth opposite their names in the Underwriting Agreement bear to the aggregate principal amount of the Offered Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other

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proportions as you may specify, to purchase the Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase; provided that in no event shall the principal amount of the Offered Securities which any Underwriter has agreed to purchase hereunder be increased pursuant to this Article IX by an amount in excess of one-tenth of such principal amount of the Offered Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase the Offered Securities which it or they agreed to purchase hereunder and the aggregate principal amount of the Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is more than one-tenth of the aggregate principal amount of the Offered Securities, and arrangements satisfactory to you and the Company for the purchase of such Offered Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or of the Company. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph or any such termination shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                                       X.

         If this Agreement shall be terminated by the Underwriters or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement, with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with the Offered Securities.

                                      XI.

         This Agreement shall inure to the benefit of and be binding upon the Company, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Offered Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

                                      XII.

         Any action by the Underwriters hereunder may be taken by the Representatives jointly or by each Representative alone on behalf of the Underwriters, and any such action taken by the Representatives jointly or by each Representative alone shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given at the addresses set forth in the Underwriting Agreement.

Notices to the Company shall be given at 40 Westminster Street, Providence, Rhode Island 02940, Attention: Treasurer, telephone: (401) 621-4200, telecopier:
(401) 621-5045, with a copy to the General Counsel, telephone: (401) 621-4200, telecopier: (401) 621-5045.

                                     XIII.

         This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                                      XIV.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

                                                                      SCHEDULE I

                            DELAYED DELIVERY CONTRACT

                                  [insert date]


Dear Sirs:

         The undersigned hereby agrees to purchase from Textron Financial Corporation, a Delaware corporation (the "Company"), and the Company agrees to sell to the undersigned

                                       $

principal amount of the Company's [state title of issue] (the "Securities"), offered by the Company's Prospectus dated ___________, 1999 and Prospectus Supplement dated _________ __, ____, receipt of copies of which are hereby acknowledged, at a purchase price of ______________ of the principal amount thereof plus accrued interest and on the further terms and conditions set forth in this contract. The undersigned does not contemplate selling Securities prior to making payment therefor.

         The undersigned will purchase from the Company Securities in the principal amounts and on the delivery dates set forth below:

                     Delivery                      Principal                   Plus Accrued
                       Date                         Amount                    Interest From:
                       ----                         ------                    --------------

                    ______________             $__________________            _______________

                    ______________             $__________________            _______________

                    ______________             $__________________            _______________

         Each such date on which Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date".

         Payment for the Securities which the undersigned has agreed to purchase on each Delivery Date shall be made to the Company by wire transfer of immediately available funds to an account designated by the Company at 10:00 A.M. (New York time) on the Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned on the Delivery Date, in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

         The obligation of the undersigned to take delivery of and make payment for the Securities on the Delivery Date shall be subject to the conditions that
(1) the purchase of Securities to be made by the undersigned shall not at the time of delivery be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company shall have sold, and delivery shall have taken place to the underwriters (the "Underwriters") named in the Prospectus Supplement referred to above of, such part of the Securities as is to be sold to them. Promptly after completion of sale and delivery to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

         Failure to take delivery of and make payment for Securities by any purchaser under any other Delayed Delivery Contract shall not relieve the undersigned of its obligations under this contract.

         This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

         If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract, as of the date first above written, between the Company and the undersigned when such counterpart is so mailed or delivered.

         This contract shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

                                       Yours very truly,


                                       ________________________________________
                                                    (Purchaser)


                                       By______________________________________


                                       ________________________________________
                                                    (Title)


                                       ________________________________________
                                                    (Address)

Accepted:

TEXTRON FINANCIAL CORPORATION


By_______________________________
         Title:

                 PURCHASER -- PLEASE COMPLETE AT TIME OF SIGNING


         The name and telephone and department of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed is as follows: (Please Print.)

                                         Telephone No.
         Name                            (Including Area Code)           Department
         ----                            ---------------------           ----------

         ----------------------         ----------------------           -------------------

         ----------------------         ----------------------           -------------------

         ----------------------         ----------------------           -------------------

         ----------------------         ----------------------           -------------------

         ----------------------         ----------------------           -------------------

                                                                       EXHIBIT A


                       OPINION OF COUNSEL FOR THE COMPANY

         The opinion of Counsel for the Company, to be delivered pursuant to
Article V, paragraph (b) of the document entitled Textron Financial Corporation Underwriting Agreement Standard Provisions (Debt) shall be to the effect that:

                  (a) the Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms, except as (1) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (2) the availability of equitable remedies may be limited by equitable principles of general applicability and except further as enforceability thereof may be limited by (x) requirements that a claim with respect to any Notes denominated other than in U.S. dollars (or a foreign currency or currency unit) judgment in respect of such claim be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (y) governmental authority to limit, delay or prohibit the making of payments outside the United States, and the Indenture has been duly qualified under the Trust Indenture Act,

                  (b) the Offered Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters or by institutional investors, if any, pursuant to Delayed Delivery Contracts, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and will be entitled to the benefits of the Indenture, except as (1) enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (2) the availability of equitable remedies may be limited by equitable principles of general applicability and except further as enforceability thereof may be limited by (x) requirements that a claim with respect to any Notes denominated other than in U.S. dollars (or a foreign currency or currency unit judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (y) governmental authority to limit, delay or prohibit the making of payments outside the United States,

                  (c) the execution and delivery of, and the performance by the Company of its obligations under the Underwriting Agreement have been duly authorized by the Company and the Underwriting Agreement has been duly executed and delivered by the Company,

                  (d) the execution and delivery of, and the performance by the Company of its obligations under the Delayed Delivery Contracts, if any, have been duly authorized by the Company and the Delayed Delivery Contracts, if any, have been duly executed and delivered by the Company, and are valid and binding agreements of the Company enforceable in accordance with their respective terms, except as (1) enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (2) and the availability of equitable remedies may be limited by equitable principles of general applicability,

                  (e) the execution and delivery of the Underwriting Agreement and the Indenture by the Company and the consummation of the transactions contemplated therein will not contravene any provision of applicable law of the State of New York (except as rights to indemnity and contribution under the Underwriting Agreement may be limited by applicable law) or the Certificate of Incorporation or By-Laws of the Company,

                  (f) the Company is not and, after giving effect to the offering and sale of the Offered Securities, will not be an "investment company" within the meaning of the Investment Company Act,

                  (g) the statements in the Prospectus under "Description of the Securities", "Description of the [Offered Securities]", "Plan of Distribution" and "Underwriting", insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein has been reviewed by such counsel and is correct in all material respects,

                  (h) such counsel is of the opinion that the Registration Statement and Prospectus, as amended or supplemented, if applicable (except as to financial statements contained therein and the notes thereto or omitted therefrom and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the Act and the Trust Indenture Act and the rules and regulations thereunder, and

                  (i) such counsel shall also state that nothing has come to such counsel's attention that causes such counsel to believe that (except for the financial statements contained therein or omitted therefrom and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any belief) the Registration Statement, filed with the Commission pursuant to the Act, when it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that (except for the financial statements contained therein or omitted therefrom and the notes thereto and the schedules and other financial and statistical data included therein, as to which counsel need not express any belief) the Registration Statement and the Prospectus on the date of the Underwriting Agreement and the Prospectus, as amended or supplemented, if applicable, on the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such counsel may state that such counsel's opinion and belief is based upon such counsel's participation in the preparation of the Registration Statement and the Prospectus and any amendment and supplements thereto (including the documents incorporated by reference therein) and review and discussion of the contents thereof (including the documents incorporated by reference therein), but is without independent check or verification except as specified,

         Terms capitalized herein and not otherwise defined shall have the meanings assigned to them in the Textron Financial Corporation Underwriting Agreement Standard Provisions (Debt). In rendering such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of public officials.

                                                                       EXHIBIT B

                    OPINION OF GENERAL COUNSEL OF THE COMPANY

         The opinion of the General Counsel of the Company, to be delivered pursuant to Article V, paragraph (c) of the document entitled Textron Financial Corporation Underwriting Agreement Standard Provisions (Debt) shall be to the effect that:

                  (a) the Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole,

                  (b) each of Cessna Finance Corporation, Litchfield Financial Corporation, REC Capital Corporation, Systran Financial Services Holding Company and Westminster Development Bank (collectively, the "Significant Subsidiaries") is a corporation duly organized, validly existing and in good standing in the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole; all of the issued and outstanding capital stock of each such Significant Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable, and the Company owns of record, directly or indirectly, all of the outstanding shares of capital stock of each of the Significant Subsidiaries free and clear of any lien, adverse claim, security interest, equity or other encumbrance,

                  (c) the execution and delivery of the Underwriting Agreement and the Indenture by the Company and the consummation of the transactions contemplated therein will not contravene any provision of applicable law (except as rights to indemnity and contribution under the Underwriting Agreement may be limited by applicable law) or to such counsel's knowledge after due inquiry, any other agreement or instrument binding upon the Company or any of the Company's Significant Subsidiaries or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or such Significant Subsidiaries, except such contraventions as would not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole, and no consent, approval or authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under the Underwriting Agreement or the Indenture, and the consummation of the transactions contemplated thereby, except such as are required pursuant to state securities or Blue Sky Laws,

                  (d) the statements included under the caption "Legal Proceedings" in the Company's registration statement on Form 10, insofar as they describe statements of law or legal conclusions are accurate and fairly present the information required to be shown,

                  (e) such counsel (1) is of the opinion that each document filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except as to financial statements contained therein or omitted therefrom and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with such act and the rules and regulations thereunder, (2) has no reason to believe that (except for the financial statements contained therein or omitted therefrom and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any belief) any part of the Registration Statement (including the documents incorporated by reference therein), filed with the Commission pursuant to the Act, when such part became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (3) is of the opinion that the Registration Statement and Prospectus, as amended or supplemented, if applicable (except as to financial statements contained therein or omitted therefrom and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the Act and the Trust Indenture Act and the rules and regulations thereunder, (4) has no reason to believe that (except for the financial statements contained therein or omitted therefrom and the notes thereto and the schedules and other financial and statistical data included therein, as to which counsel need not express any belief) the Registration Statement and the Prospectus on the date of the Underwriting Agreement and the Prospectus, as amended or supplemented, if applicable, on the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such counsel may state that such counsel's opinion and belief is based upon such counsel's participation in the preparation of the Registration Statement and the Prospectus and any amendment and supplements thereto (including the documents incorporated by reference therein) and review and discussion of the contents thereof (including the documents incorporated by reference therein), but is without independent check or verification except as specified.

         Terms capitalized herein and not otherwise defined shall have the meanings assigned to them in the Textron Financial Corporation Underwriting Agreement Standard Provisions (Debt). In rendering such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of public officials.

                                                                       EXHIBIT C


                   FORM OF OPINION OF COUNSEL FOR TEXTRON INC.


         The opinion of Counsel for Textron to be delivered pursuant to Article V, paragraph (d) of the document entitled Textron Financial Corporation Underwriting Agreement Standard Provisions (Debt) shall be to the effect that:

                  (a) Textron has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. Textron is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of property requires such qualification and where the failure to be qualified or in good standing would have a material adverse effect upon its operations or financial condition,

                  (b) the Support Agreement has been duly authorized, executed and delivered by Textron and is a valid and binding agreement of Textron enforceable by the parties thereto in accordance with its terms by the parties thereto and by any party which lends funds to the Company (each, a "Third-Party Beneficiary"), including the holders of the Offered Securities issued by the Company pursuant to the Underwriting Agreement (but with respect to any Third-Party Beneficiary only which the Company is indebted to such Third-Party Beneficiary for money borrowed), except as: (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability, and

                  (c) the execution, delivery and performance by Textron of the Support Agreement does not, and will not, contravene any provisions of currently applicable law, any current provision of the Certificate of Incorporation or By-Laws of Textron, each as of the date hereof, or, to the best of such counsel's knowledge, any current agreement or other instrument currently binding upon Textron, and no consent, approval or authorization of any governmental body is required in connection with the performance of the Support Agreement.

         Terms capitalized herein and not otherwise defined shall have the meanings assigned to them in the Textron Financial Corporation Underwriting Agreement Standard Provisions (Debt). In rendering such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of Textron and certificates or other written statements of public officials.

                                                                       EXHIBIT D


                 FORM OF OPINION OF COUNSEL FOR THE UNDERWRITERS


         The opinion of Counsel for the Underwriters, to be delivered pursuant to Article V, paragraph (e) of the document entitled Textron Financial Corporation Underwriting Agreement Standard Provisions (Debt) shall be to the effect that:

                  (a) the Indenture has been duly authorized, executed and delivered by the Company and (assuming due authorization, execution and delivery thereof by the Trustee) constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and except further as enforcement thereof may be limited by (A) requirements that a claim with respect to any Offered Securities denominated other than in U.S. dollars (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (B) governmental authority to limit, delay or prohibit the making of payments outside the United States, and the Indenture has been duly qualified under the Trust Indenture Act,

                  (b) the Offered Securities have been duly authorized by the Company for issuance and sale pursuant to the Underwriting Agreement, and when issued and authenticated in the manner provided for in the Indenture and delivered against payment of the consideration therefor specified in the Underwriting Agreement or the Delayed Delivery Contract, as the case may be, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by (A) requirements that a claim with respect to any Offered Securities denominated other than in U.S. dollars (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (B) governmental authority to limit, delay or prohibit the making of payments outside the United States,

                  (c) the Underwriting Agreement has been duly authorized, executed and delivered by the Company,

                  (d) the Delayed Delivery Contracts, if any, has been duly authorized, executed and delivered by the Company and (assuming due authorization, execution and delivery thereof by the institutional investor named therein) constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement in considered in a proceeding in equity or at law),

                  (e) the information in the Prospectus under "Description of the Securities" and "Description of the [Offered Securities]", insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein has been reviewed by such counsel and is correct in all material respects,

                  (f) the Registration Statement and Prospectus, excluding the documents incorporated by reference therein, as amended or supplemented, if applicable (except as to financial statements and supporting schedules contained therein or omitted therefrom and the Trustee's Statement of Eligibility on Form T-1 (the "Form T-1"), as to which such counsel need not express any opinion), comply as to form in all material respects with the requirements of the Act and the applicable rules and regulations thereunder,

                  (g) such counsel shall also state that nothing has come to such counsel's attention that would lead such counsel to believe that the Registration Statement or any post-effective amendment thereto (except for financial statements and supporting schedules and other financial data included or incorporated by reference therein or omitted therefrom and the Form T-1, as to which such counsel need not make any statement), at the time the Registration Statement or any post-effective amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as amended or supplemented (except for financial statements and schedules and other financial data included or incorporated therein or omitted therefrom, as to which such counsel need not make any statement), if applicable, on the date of the Underwriting Agreement and on the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such counsel may state that their opinion and belief is based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendment and supplements thereto (other than the documents incorporated by reference therein) and review and discussion of the contents thereof (including the documents incorporated by reference therein), but is without independent check or verification except as specified.

         Terms capitalized herein and not otherwise defined shall have the meanings assigned to them in the Textron Financial Corporation Underwriting Agreement Standard Provisions (Debt). In rendering such opinion such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of public officials.

                                      D-2